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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                              TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)               November 21, 2001



                                  IMATRON INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)


       0-12405                                           94-2880078
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Commission File Number                      (I.R.S. Employer Identification No.)


            389 Oyster Point Boulevard, South San Francisco, CA 94080
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                (Address of Principal Executive Office) Zip Code


                                 (650) 583-9964
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

In a press release dated November 21, 2001, the Registrant announced that it has received notice that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired for its proposed acquisition by General Electric Company.

A copy of the press release is filed as Exhibit No. 99.1 hereto and is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

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
     Exhibit No.    Description
       99.1         Press Release dated November 21, 2001.

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                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                        IMATRON INC.


Date: November 21, 2001                 By: /s/ S. Lewis Meyer
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                                            S. Lewis Meyer
                                            Chief Executive Officer